SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2005

United Financial, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50018	55-0796470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

1128 South Main Street, Graham, North Carolina 27253

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 226-1223

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 12, 2005, United Financial, Inc. (the “Registrant”) issued a press release (the “Press Release”) to report results for the three and six months ended June 30, 2005. The Press Release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 2.02.

The Press Release reported that the Registrant’s net income (unaudited) for the three months ended June 30, 2005 was $255,000, compared to $133,000 for the same period in 2004. Basic and diluted earnings per share for the second quarter ended June 30, 2005 were $0.16 and $0.15, respectively, compared to $0.08 (basic and diluted) for the same period in 2004.

The Press Release also reported that the Registrant’s net income (unaudited) for the six months ended June 30, 2005 was $455,000, compared to $282,000 for the same period in 2004. Basic and diluted earnings per share for the second quarter ended June 30, 2005 were $0.28 and $0.27, respectively, compared to $0.17 (basic and diluted) for the same period in 2004.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS

Registrant’s Press Release, attached as Exhibit 99.1 to this Current Report, is incorporated by reference into this Item 8.01.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated August 12, 2005 with respect to Registrant’s results of operations for the second quarter ended June 30, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FINANCIAL, INC.

By:	/s/ William M. Griffith, Jr.
William M. Griffith, Jr.
President and Chief Executive Officer

Dated: August 12, 2005

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 12, 2005

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